UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 4, 2010
Date of Report (Date of earliest event reported)
IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27969 (Commission file number)	94-3180138 (I.R.S. Employer Identification No.)

801 Fox Lane, San Jose, CA	95131

(Address of principal executive offices)	(Zip Code)
(408) 467-1900

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submissions of Matters to a Vote of Security Holders
     On June 4, 2010, Immersion Corporation (the “Registrant”) held its 2010 Annual Meeting of Stockholders. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act. The following proposals were adopted as follows:
1.	To elect one Class II director, David Sugishita, to serve for a term of three years and until his successor is elected and qualified, or until his earlier death, resignation or removal:

		Shares	Broker
Name	Shares for	Withheld	Non-Votes

David Sugishita	7,555,611	6,949,106	8,622,918
2.	To ratify the appointment of Deloitte & Touche LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2010:

		Shares	Shares	Broker
	Shares for	Against	Abstaining	Non-Votes

Appointment of Deloitte & Touche LLP	18,206,149	195,105	4,726,381	0

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immersion Corporation
Date: June 8, 2010	By:	/s/ Shum Mukherjee
		Name:	Shum Mukherjee
		Title:	Chief Financial Officer